UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 29, 2008 (August 29, 2008)

Date of Report (Date of earliest event reported)

GSI GROUP INC.

(Exact Name of Registrant as Specified in Charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 Middlesex Turnpike, Bedford, Massachusetts 01730

(Address of principal executive offices, including zip code)

(781) 266-5700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 29, 2008, GSI Group, Inc., a New Brunswick corporation, issued a press release announcing that it had completed its acquisition of Excel Technology, Inc. (“Excel”) pursuant to a short-form merger in which an indirect wholly owned subsidiary of GSI was merged with and into Excel, with Excel continuing as the surviving corporation and as an indirect wholly owned subsidiary of GSI, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by GSI Group Inc., dated August 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI GROUP INC.
(Registrant)

Date: August 29, 2008	By:	/s/ Daniel J. Lyne
	Name:	Daniel J. Lyne
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by GSI Group Inc., dated August 29, 2008.